UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Matthews Asia

Matthews Asia Funds: Your Prompt Response is Essential

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

Four Embarcadero Center, Suite 550 | San Francisco, CA 94111 | matthewsasia.com

Important Shareholder Vote

Please Provide Your Voting Instructions Today

The Board of Trustees unanimously recommends that shareholders vote “FOR” the proposals. Shareholders who have already voted have overwhelmingly supported the proposal.

Call 1-877-536-1560 to speak with a representative who can quickly record your vote.